EXHIBIT 10(w)
                                                                   -------------


         COMMERCIAL PAPER PLACEMENT AGENCY AGREEMENT, dated as of April 12, 2002 between HARSCO CORPORATION, a Delaware corporation (the "Issuer"), and Credit Suisse First Boston Corporation, a Massachusetts corporation (the "Placement Agent").

         The Issuer intends to issue short-term notes pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506 thereunder.

The Issuer desires to enter into this Agreement with the Placement Agent in order to provide for the offer and sale of such notes in the manner described herein.

The parties hereto, in consideration of the premises and mutual covenants herein contained, agree as follows:

1. Definitions
   -----------

         "1933 Act" means the Securities Act of 1933, as amended.

         "Business Day" shall mean any day other than a Saturday or Sunday or a day when banks are authorized or required by law to close in New York City.

         "Company Information" shall mean the Private Placement Memorandum (defined below), together with, to the extent applicable, information provided by the Issuer pursuant to Section 7(b) hereof.

         "DTC" shall mean The Depository Trust Company.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Institutional Accredited Investor" shall mean an institutional investor that is reasonably believed to qualify as an "accredited investor" as defined in Rule 501 (a)(1), (2), (3) or (7) under the 1933 Act.

         "Issuing and Paying Agent" shall mean The JPMorgan Chase Bank, the issuing and paying agent under the Issuing and Paying Agency Agreement, or any successor thereto.

         "Issuing and Paying Agency Agreement" shall mean the issuing and paying agency agreement, dated as of October 12, 1994 between Morgan Guaranty Trust Company of New York, as the Issuing and Paying Agent and the Issuer, the obligations under which were assumed by The JPMorgan Chase Bank on September 1, 1995, as the same may from time to time be amended.

         "Notes" shall mean short-term promissory notes of the Issuer, represented by master notes substantially in the form of Annex A to the Issuing and Paying Agency Agreement, issued by the Issuer from time to time pursuant to the Issuing and Paying Agency Agreement.

         "Offering Materials" shall mean the offering materials concerning the Issuer contemplated by Section 7 hereof (including the materials incorporated by reference therein), and such offering materials as from time to time revised or supplemented.

         "Private Placement Memorandum" shall mean the private placement memorandum with respect to the offer and sale of the Notes (including materials

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referred to therein or incorporated by reference therein), prepared in accordance with Section 7 hereof and provided to purchasers or prospective purchasers of the Notes, and all amendments and supplements thereto which may be prepared from time to time in accordance with this Agreement.

         "Person" shall mean an individual, a corporation, a partnership, a trust, an association or any other entity.

         "Qualified Institutional Buyer" or "QIB" shall have the meaning assigned to that term in Rule 144A.

         "Rule 144A" shall mean Rule 144A under the 1933 Act.

         "SEC" shall mean the U.S. Securities and Exchange Commission, or any successor thereto.

2. Issuance and Placement of Commercial Paper Notes
   ------------------------------------------------

         (a) The Issuer hereby appoints the Placement Agent to act as the Issuer's placement agent in connection with the sale of the Notes in accordance with the terms hereof, and the Placement Agent hereby accepts such appointment. While (i) the Issuer has and shall have no obligation to permit the Placement Agent to purchase any Notes for its own account or to arrange for the sale of the Notes and (ii) the Placement Agent has and shall have no obligation to purchase any Notes for the Placement Agent's own account or to arrange for the sale of Notes, the parties agree that, as to any and all Notes which the Placement Agent may purchase or the sale of which the Placement Agent may arrange, such Notes will be purchased or sold by the Placement Agent in reliance on, among other things, the agreements, representations, warranties and covenants of the Issuer contained herein and on the terms and conditions and in the manner provided for herein. Without limiting the generality of the foregoing, the Issuer agrees that the Issuer will not engage any person or party to assist in the placement of the Notes other than a placement agent that has executed a placement agreement with the Issuer which agreement contains procedures and terms substantially in the form of those set forth in Section 6 hereof (each such placement agent, along with the Placement Agent, referred to herein as an "Approved Placement Agent" and together, the "Approved Placement Agents") and that it shall provide the Placement Agent with a copy thereof within five (5) Business Days of execution thereof.

         (b) If the Issuer and the Placement Agent shall agree on the terms of the purchase of any Note by the Placement Agent or the sale of any Note arranged by the Placement Agent (including, but not limited to, agreement with respect to the date of issue, purchase price, face or principal amount, maturity and interest rate (in the case of interest-bearing Notes) or discount rate thereof (in the case of Notes issued on a discount basis), and appropriate compensation for the Placement Agent's services hereunder) pursuant to this Agreement, the Placement Agent shall confirm the terms of each such agreement promptly to the Issuer in the Placement Agent's customary form, the Issuer shall cause such Note to be issued and delivered in accordance with the terms of the Issuing and Paying Agency Agreement, and payment for such Note shall be made in accordance with such Agreement. The authentication and delivery of such Note by the Issuing and Paying Agent shall constitute the issuance of such Note by the Issuer. The Issuer shall deliver Notes signed by the Issuer to the Issuing and Paying Agent, and instructions shall be delivered to the Issuing and Paying Agent to complete, authenticate and deliver such Notes in the manner prescribed in the Issuing and Paying Agency Agreement. So long as incurred at the time with the prior approval of the Issuer, the Placement Agent shall be entitled to compensation at such rates and paid in such manner as the Issuer and the Placement Agent shall from time to time agree upon and to reimbursement for the Placement Agent's out-of-pocket costs and expenses, including, but not limited to, fees and disbursements of outside counsel, in connection with the transactions contemplated hereby.

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         (c) The Notes shall be issued in book-entry form only. Notes in book-entry form shall be represented by master notes registered in the name of a nominee of DTC and recorded in the book-entry system maintained by DTC. References to "Notes" in this Agreement shall refer to such book-entry Notes unless the context otherwise requires. The Notes may be issued either at a discount or as interest bearing obligations with interest payable at maturity in a stated amount.

         (d) Each Note purchased by, or the sale of which is arranged through, the Placement Agent hereunder shall (i) have a face amount of $250,000, or an integral multiple of $1,000 in excess thereof, (ii) have a maturity which is a Business Day not later than the 270th day next succeeding such Note's date of issuance and (iii) not contain any provision for extension, renewal or automatic "rollover."

3. Representations and Warranties of the Issuer.
   ---------------------------------------------

         (a) The Issuer represents and warrants as follows:

         (i) The Issuer is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its property, to carry on its business as presently being conducted, to execute and deliver this Agreement, the Issuing and Paying Agency Agreement, and the Notes, and to perform and observe the conditions hereof and thereof.

         (ii) Each of this Agreement and the Issuing and Paying Agency Agreement has been duly and validly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding agreement of the Issuer. The issuance and sale of Notes by the Issuer hereunder have been duly and validly authorized by the Issuer and, when delivered by the Issuing and Paying Agent as provided in the Issuing and Paying Agency Agreement, each Note will be the legal, valid and binding obligation of the Issuer.

         (iii) Assuming that the Notes are offered and sold in the manner contemplated by Section 6 below, the offer and sale by the Issuer of such Notes will constitute exempt transactions under Section 4(2) of the 1933 Act and Rule 506 thereunder, and, accordingly, registration of the Notes under the 1933 Act will not be required. Qualification of an indenture with respect to the Notes under the Trust Indenture Act of 1939, as amended, will not be required in connection with the offer, issuance, sale or delivery of the Notes.

         (iv) The Issuer is neither an "investment company" nor a "company controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (v) No consent or action of, or filing or registration with, any governmental or public regulatory body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery or performance of this Agreement, the Issuing and Paying Agency Agreement or the Notes.

         (vi) Neither the execution and delivery by the Issuer of any of this Agreement, the Issuing and Paying Agency Agreement and the Notes, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Issuer, will (x) result in the creation of imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer or (y) violate any of the terms of the Issuer's charter

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documents or by-laws, any contract or instrument to which the Issuer is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, to which the Issuer is subject or by which it or its property is bound.

         (vii) Except as disclosed in SEC filings, there are no actions, suits, proceedings, claims or governmental investigations pending or, to the knowledge of the Issuer, threatened against the Issuer or any of its officers or directors or any persons who control the Issuer (within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act) or to which any property of the Issuer is subject, which could in any way result in a material adverse change in the condition (financial or otherwise) of the Issuer, or materially prevent or interfere with, or materially and adversely affect the Issuer's execution, delivery or performance of, any of this Agreement, the Issuing and Paying Agency Agreement and the Notes, of which the Placement Agent has not been notified in writing.

         (viii) The initial Offering Materials do not, and any amendments or supplements thereto and any subsequent Offering Materials and any amendments or supplements thereto will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

         (b) Each issuance of Notes by the Issuer shall be deemed a representation and warranty by the Issuer to the Placement Agent, as of the date thereof, that both before and after giving effect to such issuance, (i) the representations and warranties of the Issuer set forth in Section 3(a) hereof remain true and correct on and as of such date as if made on and as of such date (except to the extent such representations and warranties expressly relate solely to an earlier date); (ii) the corporate resolutions and certificate of incumbency referred to in Section 5 hereof remain accurate and in full force and effect; (iii) since the date of the most recent Offering Materials, there has been no material adverse change in the financial condition or operations of the Issuer which has not been disclosed to the Placement Agent in writing or in SEC filings; and (iv) the Issuer is not in default of any of its obligations hereunder, under the Issuing and Paying Agency Agreement or under any Note.

4. Covenants and Agreements of the Issuer.
   ---------------------------------------

         (a) Without the prior written consent of the Placement Agent, the Issuer shall not permit to become effective any amendment, supplement, waiver or consent to or under the Issuing and Paying Agency Agreement. The Issuer shall give to the Placement Agent, at least 10 Business Days prior to the proposed effective date thereof or otherwise as soon as possible, notice of any proposed amendment, supplement, waiver or consent under the Issuing and Paying Agency Agreement. The Issuer shall provide to the Placement Agent, promptly after the same is executed, a copy of any amendment, supplement or written waiver or consent covered by the notice requirements of this Section 4(a). The Issuer further agrees to furnish prior written notice to the Placement Agent, at least 10 Business Days prior to the effective date thereof or otherwise as soon as possible, of any proposed resignation, termination or replacement of the Issuing and Paying Agent.

         (b) The Issuer shall, whenever there shall occur any change in the Issuer's financial condition or any development or occurrence in relation to the issuer that would be material to the holders of Notes or potential holders of Notes, promptly, and in any event prior to any subsequent issuance of Notes, notify the Placement Agent (by telephone, confirmed in writing) of such change, development or occurrence.

         (c) The Issuer covenants and agrees with the Placement Agent that the Issuer will promptly furnish to the Placement Agent a copy of any notice, report or other information, relating to the Notes delivered to or from rating agencies then rating the Notes.

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

         (d) The Issuer shall not use the proceeds of the sale of the Notes for the purpose of purchasing or carrying securities within the meaning of Regulation T of the Board of Governors of the Federal Reserve System, unless the Issuer gives not less than 10 days' prior written notice to the Placement Agent of the Issuer's intention to do so and prompt notice of the actual commencement of such use of proceeds. In the event that, after receipt of such a notice, the Placement Agent purchases Notes as principal and does not resell such Notes on the day of such purchase, the Placement Agent shall sell such Notes only to persons it reasonably believes to be Qualified Institutional Buyers or to Qualified Institutional Buyers it reasonably believes are acting for other Qualified Institutional Buyers, in each case pursuant to Rule 144A.

5. Conditions Precedent.
   ---------------------

At or promptly after the execution of this Agreement, and as conditions precedent to any obligations of the Placement Agent hereunder, there shall have been furnished to the Placement Agent, in form and substance satisfactory to the Placement Agent:

         (i) an original or photocopy of the executed Issuing and Paying Agency Agreement;

         (ii) a certified copy of resolutions duly adopted by the Board of Directors of the Issuer authorizing and approving the transactions contemplated hereby;

         (iii) a certificate of incumbency showing the officers and other representatives of the Issuer authorized to execute Notes and to give instructions concerning the issuance of Notes;

         (iv) an opinion of counsel to the Issuer addressed to the Placement Agent as to the matters set forth in subsections (i)-(vii) of Section 3(a) above and as to such other matters as the Placement Agent shall reasonably request;

         (v) a copy of each other opinion of counsel furnished to any Person that may be delivered in connection with the issuance of the Notes, including, but not limited to, any opinion delivered under or relating to the Issuing and Paying Agency Agreement;

         (vi) true and correct copies of the letters assigning ratings to the Notes and of all other correspondence to the Issuer from the rating agencies relating to the assignment of ratings to the Notes;

         (vii) a copy of the Offering Materials, including the Private Placement Memorandum, approved in writing by the Issuer,

         (viii) true and correct copies of any documents relating to the Notes executed by the Issuer and DTC; and

         (ix) in connection with issuance of Notes in book-entry form, a copy of the master note(s) evidencing such Notes.

6. Offers, Sales and Resales of Notes.
   -----------------------------------

         All offers and sales of the Notes by the Issuer shall be effected pursuant to the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof, which exempts transactions by an issuer not involving any public offering. Offers and sales of the Notes by the Issuer

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through the Placement Agent acting as agent for the Issuer shall be made in accordance with Rule 506 under the 1933 Act. Notes may be resold or otherwise transferred by the holders thereof only if the Notes are registered under the 1933 Act or if any exemption (including, but not limited to, the exemption afforded by Rule 144A) from the registration requirements of the 1933 Act is available, provided, however, that the Issuer shall have no obligation to register the Notes under the 1933 Act and has no intention of doing so at any time in the future.
         The Placement Agent (only with respect to offers and sales made by it as agent for the Issuer and reoffers and subsequent resales or other transfers made by or through the Placement Agent) and the Issuer hereby establish and agree to observe the following procedures in connection with offers, sales and subsequent resales or other transfers of the Notes:

         (a) The Issuer hereby confirms to the Placement Agent that within the preceding six months neither the Issuer nor any person other than an Approved Placement Agent acting on behalf of the Issuer has offered or sold any Notes, or any substantially similar security of the Issuer to, or solicited offers to buy any such security from, any person other than an Approved Placement Agent. The Issuer also agrees that, as long as the Notes are being offered for sale by the Approved Placement Agents as contemplated hereby and until at least six months after the offer of Notes hereunder has been terminated, neither the Issuer nor any person other than the Approved Placement Agents will offer the Notes or any substantially similar security of the Issuer for sale to, or solicit offers to buy any such security from, any person other than the Approved Placement Agents without the giving of prior written notice to the Placement Agent, it being understood that such agreement is made with a view to bringing the offer and sale of the Notes within the exemption provided by Section 4(2) of the 1933 Act and Rule 506 thereunder and shall survive any termination of this Agreement.

         (b) Offers and sales of the Notes shall be made only to the following types of investors; (i) Institutional Accredited Investors (including, but not limited to, a bank, as defined in Section 3(a)(2) of the 1933 Act, or a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity, provided that, if it is acting in a fiduciary capacity, it has sole investment discretion with respect to any account for which it is purchasing a Note), (ii) fiduciaries or agents (other than U.S. banks or savings and loan associations of the type described in clause (i) of this sentence) that will be purchasing Notes for one or more accounts, each of which is an Institutional Accredited Investor, and
(iii) Qualified Institutional Buyers.

         (c) Resales and other transfers of the Notes by the holders thereof shall be made only to the Issuer or to Institutional Accredited Investors or, in the case of Notes resold or otherwise transferred pursuant to Rule 144A, to Qualified Institutional Buyers or, if the Rule 144A resale is made through the Placement Agent, to institutional investors that the Placement Agent reasonably believes to qualify as Qualified Institutional Buyers. The Placement Agent shall not be liable to any person or entity for any resales or other transfers made in violation of the foregoing conditions that are not made by or through the Placement Agent.

         (d) No general solicitation or general advertising shall be used in connection with the offering of the Notes. Without limiting the generality of the foregoing, without the prior written approval of the Placement Agent, the Issuer shall not issue any press release, generate any publicity, allow any "tombstone" or other advertisement to be published, or hold any meeting with securities analysts to the extent that any of these actions relates to the Notes.

         (e) No sale of Notes to any one purchaser shall be for less than $250,000 principal amount, and no Note shall be issued in a smaller face amount. If the purchaser is a non-bank fiduciary acting on behalf of others, each person for whom such purchaser is acting must purchase at least $250,000 face amount of Notes.

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         (f) Each Note, and the Private Placement Memorandum, shall contain the following legend:

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE " ACT") OR ANY OTHER APPLICABLE SECURITIES LAW. BY ITS ACCEPTANCE OF THIS NOTE, THE PURCHASER REPRESENTS THAT (A) THE PURCHASER IS (1) AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF REGULATION D UNDER THE ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") INCLUDING, WITHOUT LIMITATION, A BANK, AS DEFINED IN SECTION 3(a)(2) OF THE ACT, OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION, AS DEFINED IN SECTION 3(a)(5)(A) OF THE ACT, WHETHER ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY, PROVIDED THAT, IF IT IS ACTING IN A FIDUCIARY CAPACITY, IT HAS SOLE INVESTMENT DISCRETION WITH RESPECT TO ANY ACCOUNT FOR WHICH IT IS PURCHASING A NOTE, OR (2) A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND LOAN ASSOCIATION OF THE TYPE DESCRIBED IN CLAUSE (A)(1) OF THIS SENTENCE) PURCHASING THIS NOTE FOR AN ACCOUNT WHICH IS AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING AT LEAST $250,000 OF NOTES OF THE TYPE REPRESENTED HEREBY, OR (3) A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A UNDER THE ACT; (B) THIS NOTE IS BEING ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION HEREOF; (C) ANY RESALE OF THIS NOTE WILL BE MADE ONLY (1) TO THE ISSUER, CREDIT SUISSE FIRST BOSTON CORPORATION ("CSFB"), OR ANOTHER PERSON DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THIS NOTE (CSFB AND EACH SUCH PLACEMENT AGENT TO BE REFERRED TO HEREINAFTER AS A "PLACEMENT AGENT"), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE THIS NOTE, (2) THROUGH A PLACEMENT AGENT TO AN INSTITUTIONAL INVESTOR APPROVED AS AN ACCREDITED INVESTOR OR REASONABLY BELIEVED TO BE A QIB BY A PLACEMENT AGENT IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, OR (3) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A; AND (D) IN THE CASE OF SALES PURSUANT TO RULE 144A, IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER QIB AND THE PURCHASER UNDERSTANDS THAT THIS NOTE WAS SOLD TO THE PURCHASER PURSUANT TO AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT PURSUANT TO RULE 144A.

         (g) The Placement Agent shall furnish to each purchaser of newly issued Notes a copy of the Private Placement Memorandum, and each amendment or supplement thereto (other than any amendment or supplement that has been completely superseded by a later amendment or supplement), and any additional Offering Materials approved by the Issuer and requested by such purchaser.

         (h) For so long as any of the Notes is outstanding and is a "restricted security" within the meaning of Rule 144(a)(3) under the 1933 Act, (i) the Issuer shall cause to be provided to any holder of Notes and any prospective purchaser of the Notes designated by a holder of such Notes, upon the request of such holder or prospective purchaser, the information, if any, required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) and (ii) the Issuer shall update such information from time to time in order to prevent such information from becoming false or misleading and the Issuer shall take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the 1933 Act under Rule 144A is and will be available for resale of the Notes conducted in accordance with Rule 144A.

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         (i) In the event that any Note offered or to be offered by the
Placement Agent would be ineligible for resale under Rule 144A (because such Note is of the same class (within the meaning of Rule 144A) as any other securities of the Issuer which are at such time listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system), the Issuer shall immediately notify the Placement Agent (by telephone, confirmed in writing) of such fact and shall promptly prepare and deliver to the Placement Agent an amendment or supplement to the Offering Materials describing the Notes that are ineligible, the reason for such ineligibility and any other relevant information relating thereto.

         (j) The Issuer agrees promptly from time to time to take such action as the Placement Agent may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Placement Agent may request and to comply with such laws so as to permit the continuance of sales and resales therein for as long as may be necessary to complete the transactions contemplated hereby, provided that in connection therewith the Issuer shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction other than consent to service of process under such state securities laws. The Issuer also agrees to reimburse the Placement Agent for any reasonable fees or costs incurred in so qualifying the Notes.

7. Disclosure.
   -----------

         (a) The Issuer understands that, in connection with the offer and sale of the Notes, from time to time offering materials, including a Private Placement Memorandum and any other Company Information approved by the Company for dissemination to purchasers or potential purchasers of the Notes (the "Offering Materials"), will be prepared relating to the Issuer, which may be distributed to the Placement Agent's sales personnel and to purchasers and prospective purchasers of the Notes.

         (b) To provide a basis for the preparation of the Offering Materials and to assist in the Placement Agent's ongoing credit review procedures and sale of the Notes, the Issuer agrees to furnish to the Placement Agent, as these items become available, (i) the Issuer's most recent report on Form 10-K filed with the SEC and each report on Form 10-Q or 8-K filed by the Issuer with the SEC since the most recent Form 10-K, (ii) the Issuer's most recent annual audited financial statements and each interim financial statement or report prepared subsequent thereto, if not included in item (i) above, (iii) the Issuer's and its affiliates' other publicly available recent reports, including, but not limited to, any publicly available filings or reports provided to their respective shareholders, any national securities exchange or any rating agency, and any information generally supplied in writing to securities analysts, (iv) research reports with respect to the Company prepared by any brokerage house or rating agency, (v) any other information or disclosure prepared pursuant to
Section 7(f) hereof, and (vi) any other information or document prepared or approved by the Issuer for dissemination to purchasers or potential purchasers of the Notes. In addition, the Issuer shall provide the Placement Agent with such other information as the Placement Agent may reasonably request for the purpose of its ongoing credit review of the Issuer.

         (c) The Issuer recognizes that the accuracy and completeness of the Offering Materials are dependent on the accuracy and completeness of the information obtained by the Placement Agent and, subject to Section 7(d) and
Section 8 hereof, the Placement Agent shall not be responsible for any inaccuracy in any Offering Materials.

         (d) The Placement Agent agrees that prior to the distribution of any Offering Materials the Placement Agent will provide the Issuer with a copy

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thereof for the Issuer's review and approval. The Issuer agrees to notify the
Placement Agent in writing within 14 calendar days of receipt of such Offering Materials of the Issuer's approval or disapproval thereof. Any such approval by the Issuer shall be deemed to be a representation by the Issuer that the Offering Materials (excluding any information furnished by the Placement Agent expressly for inclusion therein, as set forth in the sections thereof entitled "Additional Information") so approved does not contain an untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         (e) The Issuer represents and warrants to the Placement Agent that the financial statements of the Issuer delivered or to be delivered to the Placement Agent in accordance with this Section 7 are or will be in accordance with generally accepted accounting principles and practices in effect in the United States on the date such statements were or will be prepared and fairly do or will present the financial condition and operations of the Issuer at such date and the results of the Issuer's operations for the period then ended.

         (f) The Issuer further agrees to notify the Placement Agent promptly upon the occurrence of (i) any event that would render any fact contained in the Issuer's most recent financial reports, as submitted to the Placement Agent, untrue or misleading in a material way, or (ii) any event relating to or affecting the Issuer that would cause the Offering Materials then in use to include an untrue statement of material fact or to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. In such event, the Issuer agrees to supply the Placement Agent promptly with such information as will correct such untrue or misleading statement or such omission.

8. Indemnification.
   ----------------

         (a) The Issuer agrees to indemnify the Placement Agent and its affiliates, their respective directors, officers, employees, and agents, and each person who controls the Placement Agent or its affiliates within the meaning of the 1933 Act or the Exchange Act and any successor thereto (the Placement Agent and each such person being an "Indemnified Person") from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Person may become subject under any applicable federal or state law, or otherwise, related to or arising out of (i) any untrue statement or alleged untrue statement or a material fact contained in the Offering Materials or in any information (whether oral or written) or documents furnished or made available by the Issuer to offerees of the Notes or any of their representatives or the omission or the alleged omission to state therein a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (ii) any matter or transaction contemplated by this Agreement or by the engagement of the Placement Agent pursuant to, and the performance by the Placement Agent of the services contemplated by, this Agreement and shall promptly reimburse any Indemnified Person for all expenses (including, but not limited to, fees and disbursements of internal and external counsel), as they are incurred, in connection with the investigation of, preparation for or defense of any pending or threatened claims or any action or proceeding arising there from, whether or not such Indemnified Person is a party, provided, however, that, with respect to (ii) herein, the Issuer shall not be liable in any such case to the extent such loss, claim, damage or liability is finally judicially determined to have resulted primarily from an Indemnified Person's gross negligence or willful misconduct.

         (b) Promptly after receipt by an Indemnified Person under this Section 8 of notice of any claim or the commencement of any action, the Indemnified Person shall, if a claim in respect thereof is to be made against the Issuer under this Section 8, notify the Issuer in writing of the claim or the commencement of that action; provided, however, that the failure to notify the Issuer shall not relieve it from any liability that the Issuer may have under

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

this Section 8 except up to the extent of any factual and material prejudice suffered by the Issuer as a result of such failure; and, provided, further, that in no event shall the failure to notify the Issuer relieve it from any liability that the Issuer may have to an Indemnified Person otherwise than under this
Section 8. If any such claim or action shall be brought against an Indemnified Person, and the Indemnified Person notifies the Issuer thereof, the Issuer shall be entitled to participate therein and, to the extent that the Issuer wishes, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Person. After notice from the Issuer to the Indemnified Person of the Issuer's election to assume the defense of such claim or action, the Issuer shall not be liable to the Indemnified Person under this Section 8 for any legal or other expenses subsequently incurred by the Indemnified Person in connection with the defense thereof other than reasonable costs of investigation. The Issuer shall not be liable for any settlement of any such action effected without the Issuer's written consent (which consent shall not be unreasonably withheld) but, if settled with the Issuer's written consent or if there is final judgment for the plaintiff in any such action, the Issuer agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

         (c) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason unavailable or insufficient to hold harmless an Indemnified Person, other, than as expressly provided above, the Issuer and the Placement Agent shall contribute to the aggregate costs of satisfying such liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer, on the one hand, and the Placement Agent, on the other hand, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and the Placement Agent on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the Placement Agent on the other with respect to such offering shall be deemed to be in the same proportion as the aggregate proceeds to the Issuer of the Notes sold pursuant hereto (before deducting expenses) bear to the aggregate commissions and fees earned by the Placement Agent hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or the Placement Agent on the other, the intent of the parties, and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuer and the Placement Agent agree that, it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an Indemnified Person as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8, but not be limited to, any fees and disbursements of internal and external counsel reasonably incurred by an Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, the aggregate of all amounts paid by the Placement Agent pursuant to the foregoing shall not exceed the aggregate of such commissions and fees earned by the Placement Agent hereunder.

         (d) The obligations of the Issuer in this Section 8 are in addition to any other liability that the Issuer may otherwise have.

         (e) The provisions of this Section 8 shall survive the termination of this Agreement.

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

9. Choice of Forum.
   ----------------

         The Issuer agrees that any suit, action or proceeding brought by the Issuer against the Placement Agent in connection with or arising out of this Agreement, any agreement, instrument or document entered into in connection with this Agreement, or the offer and sale of the Notes shall be brought solely in the Federal courts located in the Borough of Manhattan or the courts of the State of New York located in the Borough of Manhattan.

10. Notices.
    --------

All notices required under the terms and provisions hereof shall be in writing, delivered by hand, by mail (postage prepaid), or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

If to the Issuer.                       If to the Placement Agent:
Harsco Corporation                      Credit Suisse First Boston Corporation.
350 Poplar Church Road                  39011 Madison Avenue Camp Hill, PA 17011
Attention: Assistant Treasurer          New York, New York 10010
Fax No.:717-763-6424                    Attention: Short Term Products Group
                                        Fax No.: 212-743-5825

or, if to any of the foregoing parties or their successors, at such other address as such party or successor may designate from time to time by notice duly given in accordance with the terms of this Section 10 to the other party hereto.

11. Governing Law.
    --------------

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS.

12. Entire Agreement.
    -----------------

This Agreement constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior agreements and understandings between the parties.

13. Amendment and Termination: Successors: Counterparts.
    ----------------------------------------------------

         (a) The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by written instrument signed by both parties hereto. The Issuer or the Placement Agent may terminate this Agreement upon at least 30 days' written notice to the other, provided that such termination shall not affect the obligations of the parties hereunder with respect to Notes unpaid at the time of such termination or with respect to actions or events occurring prior to such termination.

         (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither the Issuer nor the Placement Agent may assign, either in whole or in part, any of its rights or obligations under this Agreement without the prior written consent of the other party, and any such assignment without such consent shall be null and void, except that the Placement Agent may assign and transfer this Agreement to a successor in interest to the Placement Agent as a result of a merger of the Placement Agent with any of its affiliates, or the acquisition of the Placement Agent.

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

         (c) This Agreement may be executed in several counterparts, each of which shall be deemed an original hereof.

14. Captions.
    ---------

         The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

15. Severability of Provisions.
    ---------------------------

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity of such provisions in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.


                                         HARSCO CORPORATION

                                         By: /s/ Salvatore D. Fazzolari
                                             -----------------------------------
                                         Name:   Salvatore D. Fazzolari
                                         Title:  Senior Vice President, Chief
                                                 Financial Officer & Treasurer



                                         CREDIT SUISSE FIRST BOSTON CORPORATION.

                                         By: /s/ V. Smith
                                             -----------------------------------
                                         Name:   V. Smith
                                         Title:  Managing Director



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